Exhibit 10.11

Execution Version

SUPPLEMENT NO. 1 TO SECURITY AGREEMENT

This SUPPLEMENT NO. 1 TO SECURITY AGREEMENT, dated as of May 4, 2021 (this “Supplement”), by Crimson Midstream I Corporation, a Delaware corporation and Crimson Midstream Services, LLC, a Delaware limited liability company in favor of Wells Fargo Bank, National Association, as administrative agent for the ratable benefit of itself and the Secured Parties (as defined below).

PRELIMINARY STATEMENTS

A.Reference is made to that certain Amended and Restated Credit Agreement dated as of February 4, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Crimson Midstream Operating, LLC, a Delaware limited liability company (“Crimson Operating”) Corridor MoGas, Inc., a Delaware corporation (“Corridor MoGas” and, along with Crimson Operating, each a “Borrower” and collectively the “Borrowers”), the guarantors party thereto from time to time, the lenders party thereto from time to time (individually, a “Lender” and collectively, the “Lenders”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as swingline lender (in such capacity, the “Swingline Lender”) and as issuing bank (in such capacity, the “Issuing Bank”), and the other parties from time to time party thereto.

B.In connection with the Credit Agreement, the Borrowers and certain other Grantors entered into that certain Amended and Restated Security Agreement dated as of February 4, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among, the Borrowers, the other Grantors party thereto from time to time, and the Administrative Agent for the ratable benefit of itself and the Secured Parties.

C.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or Credit Agreement, as applicable.

D.The Grantors have entered into the Security Agreement in order to, among other things, induce the Lenders to make Advances, the Swingline Lenders to make Swingline Loans and the Issuing Bank to issue, extend and renew Letters of Credit under the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary (other than an Unrestricted Subsidiary or a Regulated Subsidiary) of the Borrowers that was not a Subsidiary of the Borrowers on the date of the Credit Agreement is required to enter into the Security Agreement as a Grantor. Section 16(i) of the Security Agreement provides that such Subsidiaries of the Borrowers may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (each, a “New Grantor”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become Grantors under the Security Agreement in order to, among other things, induce the Lenders to make additional Advances and the Issuing Bank to issue, extend and renew Letters of Credit under the Credit Agreement and as consideration for Advances previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and each New Grantor agree as follows:
Supplement No. 1 to Amended and Restated Security Agreement

Exhibit 10.11
SECTION 1. In accordance with Section 16(i) of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties under the Security Agreement are true and correct as to such New Grantor on and as of the date hereof in all material respects (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects). In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a continuing security interest in and Lien on all of such New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Grantor pursuant to the terms of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms·(subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

SECTION 3. Attached hereto as Exhibit A are supplemental schedules to the Security Agreement, which schedules set forth the information required by the Security Agreement with respect to each New Grantor.

SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 5. All communications and notices hereunder shall be in writing and given as provided in the Security Agreement. All communications and notices hereunder to each New Grantor shall be given to it at the address set forth under its signature hereto.

SECTION 6. The terms and conditions of Sections 16(e), (f), (g), and (j) of the Security Agreement shall be incorporated into this Supplement, mutatis mutandi.

Supplement No. 1 to Amended and Restated Security Agreement

Exhibit 10.11
IN WITNESS WHEREOF, each New Grantor has duly executed this Supplement to the Security Agreement as of the day and year first above written.

CRIMSON MIDSTREAM I CORPORATION, a
Delaware corporation

By:     /s/ Robert Waldron
Name: Robert Waldron
Title: Chief Financial Officer

Address: 1801 California St., Suite 3600
Denver, Colorado 80202

CRIMSON MIDSTREAM SERVICES, LLC, a
Delaware limited liability company

By:     /s/ Robert Waldron
Name: Robert Waldron
Title: Chief Financial Officer

Address: 1801 California St., Suite 3600
Denver, Colorado 80202

Supplement No. I to Amended and Restated Security Agreement

Exhibit 10.11
SCHEDULE 1
to Security Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit 10.11
SCHEDULE 2
to Security Agreement

ENTITY INFORMATION

Name of Grantor:    Crimson Midstream I Corporation

Jurisdiction of Formation / Filing:    Delaware

Type of Organization:    Corporation
Organizational Number:    xxxxxxx
Federal Tax Identification Number:    xx-xxxxxxx
Principal Place of Business/Chief Executive Office:

Address: 1801 California St., Suite 3600
Denver, Colorado 80202

Address where books and records are kept:    Address: 1801 California St., Suite 3600
Denver, Colorado 80202

Prior Names:    None

Name of Grantor:    Crimson Midstream Services, LLC

Jurisdiction of Formation / Filing:    Delaware

Type of Organization:    Limited liability company

Organizational Number:    xxxxxxx

Federal Tax Identification Number:    xx-xxxxxxx

Principal Place of Business/Chief Executive Office:

Address: 1801 California St., Suite 3600
Denver, Colorado 80202

Address where books and records are kept:    Address: 1801 California St., Suite 3600
Denver, Colorado 80202

Prior Names:    None

Exhibit 10.11
SCHEDULE 3
to Security Agreement

FILING OFFICES

Entity Name	Jurisdiction	Office
Crimson Midstream I Corporation	Delaware	Secretary of State
Crimson Midstream Services, LLC	Delaware	Secretary of State

Exhibit 10.11
SCHEDULE 4
to Security Agreement

LOCATIONS OF EQUIPMENT AND INVENTORY

None.

Exhibit 10.11
SCHEDULE 5
to Security Agreement

INSTRUMENTS, CHATTEL PAPER AND DOCUMENTS

None.

Exhibit 10.11
SCHEDULE 6
to Security Agreement

DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Type of Account
NONE

COMMODITY ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Type of Account
NONE

SECURITIES ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Type of Account
NONE

Exhibit 10.11

SCHEDULE 7
to Security Agreement

LETTERS OF CREDIT

None.

Exhibit 10.11
SCHEDULE 8
to Security Agreement INTELLECTUAL PROPERTY RIGHTS PATENTS

Name of Grantor	Patent Description	Patent Number	Issue Date
NONE

PATENT APPLICATIONS

Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
NONE

TRADEMARKS

Name of Grantor	Trademark	Registration Date	Registration Number
NONE

TRADEMARK APPLICATIONS

Name of Grantor	Trademark Application	Application Filing Date	Application Serial Number
NONE

COPYRIGHTS

Name of Grantor	Copyright	Registration Date	Registration Number
NONE

COPYRIGHT APPLICATIONS

Name of Grantor	Copyright Application	Application Filing Date	Application Serial Number
[NONE]

INTELLECTUAL PROPERTY LICENSES

Name of Grantor	Name of Agreement	Date of Agreement	Parties to Agreement
NONE

Exhibit 10.11

SCHEDULE 9
to Security Agreement

TRANSMITTING UTILITY STATUS

None.